Exhibit 24



                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of November, 1996.

                                   /s/David L. Bodde
                                   David L. Bodde





STATE OF MISSOURI     )
                      )  ss
COUNTY OF JACKSON     )


       On this 5th day of November, 1996, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                 /s/Jacquetta L. Hartman
                                      Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of November, 1996.

                                   /s/William H. Clark
                                   William H. Clark





STATE OF MISSOURI     )
                      )  ss
COUNTY OF JACKSON     )


       On this 5th day of November, 1996, before me the undersigned, a Notary Public, personally appeared William H. Clark, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                 /s/Jacquetta L. Hartman
                                      Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000


                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of November, 1996.

                                   /s/Robert J. Dineen
                                   Robert J. Dineen





STATE OF MISSOURI     )
                      )  ss
COUNTY OF JACKSON     )


       On this 5th day of November, 1996, before me the undersigned, a Notary Public, personally appeared Robert J. Dineen, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                 /s/Jacquetta L. Hartman
                                      Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of November, 1996.

                                   /s/Arthur J. Doyle
                                   Arthur J. Doyle





STATE OF MISSOURI     )
                      )  ss
COUNTY OF JACKSON     )


       On this 5th day of November, 1996, before me the undersigned, a Notary Public, personally appeared Arthur J. Doyle, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                 /s/Jacquetta L. Hartman
                                      Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000


                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of November, 1996.

                                   /s/W. Thomas Grant II
                                   W. Thomas Grant II





STATE OF MISSOURI     )
                      )  ss
COUNTY OF JACKSON     )


       On this 5th day of November, 1996, before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                 /s/Jacquetta L. Hartman
                                      Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000


                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of November, 1996.

                                   /s/George E. Nettels, Jr.
                                   George E. Nettels, Jr.





STATE OF MISSOURI     )
                      )  ss
COUNTY OF JACKSON     )


       On this 5th day of November, 1996, before me the undersigned, a Notary Public, personally appeared George E. Nettels, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                 /s/Jacquetta L. Hartman
                                      Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000


                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of November, 1996.

                                   /s/Linda H. Talbott
                                   Linda H. Talbott





STATE OF MISSOURI     )
                      )  ss
COUNTY OF JACKSON     )


       On this 5th day of November, 1996, before me the undersigned, a Notary Public, personally appeared Linda H.
Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                 /s/Jacquetta L. Hartman
                                      Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of November, 1996.

                                   /s/Robert H. West
                                   Robert H. West





STATE OF MISSOURI     )
                      )  ss
COUNTY OF JACKSON     )


       On this 5th day of November, 1996, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                 /s/Jacquetta L. Hartman
                                      Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000